Modern Capital Tactical Opportunities Fund

Class A Shares: MCTOX
Class ADV Shares: MCTDX

Supplement Dated March 1, 2022, to the Prospectus Dated March 8, 2021

The Section in the Prospects entitled DIVIDENDS, DISTRIBUTIONS AND TAXES – Dividends and Distributions, is replaced in its entirety with the following:

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income on a quarterly basis and net capital gains at least annually to its shareholders. These distributions are automatically reinvested in the same class of shares of the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist of both capital gains and dividend income.

This Supplement dated March 1, 2022, and the Prospectus and Statement of Additional Information dated March 8, 2021, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-800-773-3863.